UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 28, 2005


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
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                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)



                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
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                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.   AMENDMENT OF ARTICLES OF INCORPORATION.

             On April 28, 2005, Nexen Inc. received a Certificate of Amendment dated April 28, 2005 ("Certificate") and Articles of Amendment dated April 28, 2005 ("Articles"). The Certificate and Articles were filed to effect a division of the issued and outstanding common shares of the Corporation on the basis of Two (2) Common Shares for One (1) Common Share held. The Certificate and Articles are attached hereto as Exhibits 1 and 2, respectively, and are incorporated by reference into this item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         3(i)(a)     Certificate of Amendment dated April 28, 2005

         3(i)(b)     Articles of Amendment dated April 28, 2005

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 2, 2005

                                              NEXEN INC.



                                              By: /s/ Sylvia L. Groves
                                                  ----------------------------
                                                  Name:  Sylvia L. Groves
                                                  Title: Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT         DESCRIPTION
-------         -----------

3(i)(a)         Certificate of Amendment dated April 28, 2005

3(i)(b)         Articles of Amendment dated April 28, 2005